                                               EXHIBIT 19a

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                   /s/MARJORIE H. O'LAUGHLIN
                                   ------------------------------
                                      Marjorie H. O'Laughlin

                                               EXHIBIT 19b

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                   /s/COURTNEY C. SHEA
                                   ------------------------------
                                      Courtney C. Shea

                                               EXHIBIT 19c

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                    /s/SALLY M. TASSANI
                                   ------------------------------
                                       Sally M. Tassani

                                               EXHIBIT 19d

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                   /s/BARBARA E. WALLACE
                                   ------------------------------
                                      Barbara E. Wallace

                                               EXHIBIT 19e

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                   /s/JAMES A. CASSELBERRY, JR.
                                   ------------------------------
                                      James A. Casselberry, Jr.

                                               EXHIBIT 19f

                 LIMITED POWER OF ATTORNEY
                 -------------------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James A. Casselberry, Jr., Janis S. England, Cathy
G. O'Kelly, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement of Millennium Income Trust, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Dated: May 27, 1997

                                   /s/JANIS S. ENGLAND
                                   ------------------------------
                                      Janis S. England